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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): December 5, 1997

                               Emcore Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


       000-22175                                       22-2746503
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(Commission File Number)                   (I.R.S. Employer Identification No.)


                394 Elizabeth Avenue, Somerset, New Jersey 08873
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              (Address of Principal Executive Offices) (Zip Code)


                                 (732) 271-9090
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 5, 1997 (the "Effective Date"), Emcore Corporation ("Emcore") acquired MicroOptical Devices, Inc. ("MODE"), a Delaware corporation, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), among Emcore, EMKR Acquisition Corporation (the "Merger Subsidiary"), MODE, and certain stockholders of MODE. Pursuant to the Merger Agreement, the Merger Subsidiary was merged with and into MODE
(the "Merger"). As a result of the Merger, MODE became a wholly-owned subsidiary of Emcore. A total of 1,461,866 shares of Common Stock of Emcore were issued to the stockholders of MODE in exchange for all of the issued and outstanding shares of capital stock of MODE. In addition, Emcore has agreed to assume certain unexpired and unexercised options and warrants to acquire Common Stock of MODE, and to issue upon exercise thereof a certain number of shares of the Common Stock of Emcore, as appropriately adjusted pursuant to the terms of the Merger Agreement.

                  MODE designs and develops high-quality optical components and subsystems based on vertical cavity surface-emitting laser ("VCSEL") technology. Emcore currently intends to operate MODE as a wholly-owned subsidiary and to continue MODE's business substantially in the manner conducted by MODE immediately prior to the Merger.

                  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

                  This Form 8-K contains forward-looking statements relating to future events that involve risks and uncertainties, including, without limitation, statements about future financial performance of EMCORE and MODE and the effects of the proposed acquisition on EMCORE's business, financial performance, and results of operations. Among the factors which could cause actual results to differ materially from those in the forward-looking statements are failure of the proposed acquisition to achieve the desired synergies and efficiencies; risks associated with the reaction to the proposed acquisition by the market, as well as employees, customers, distributors and others who affect the businesses of EMCORE and/or MODE; the variability of future operating results of EMCORE, MODE or the combined companies following the proposed acquisition; cancellations, rescheduling or delays in product shipments; manufacturing capacity constraint; lengthy sales and qualification cycles; difficulties in the production process; the future financial performance of the combined entity; delays in developing and commercializing new products; increased competition; changes in the compound semiconductor industry, including overall growth of the industry and the continued acceptance of the Company's MOCVD technologies, as well as the newly acquired VCSEL technologies; and other factors detailed in Emcore's filings with the Securities and Exchange Commission, including the registration statement on Form S-1 filed on March 4, 1997.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial
            Information.

            The Registrant has not included the financial statements of the business acquired or the pro forma financial information for the transaction described in Item 2 above and will file such financial information not later than 60 days after this report on Form 8-K is due by an amendment to this report.


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                  (c)  Exhibits.
                        See the Exhibit Index attached hereto.



























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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Emcore Corporation
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                                                 (Registrant)

                                By:       /s/ Thomas G. Werthan
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                                Name:     Thomas G. Werthan
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                                Title:    Chief Financial Officer and Secretary
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Dated:  December 22, 1997


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                               INDEX TO EXHIBITS


Exhibit Number    Description

2 Agreement and Plan of Merger, dated as of December 5, 1997, among Emcore, the Merger Subsidiary, MODE and the Principal Stockholders.

4 Registration Rights Agreement, dated as of December 5, 1997, relating to the shares issued pursuant to the Merger Agreement.

10.1 Escrow Agreement, dated as of December 5, 1997, among Emcore, the Principal Stockholders and the Escrow Agent.

10.2 Employment Agreement, dated as of December 5, 1997, between Emcore and Robert Bryan.

10.3 Employment Agreement, dated as of December 5, 1997, between Emcore and Thomas Brennan.

99                      Press Release issued December 5, 1997.




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